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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 20, 2005
                                                         ----------------

                              DELTA AIR LINES, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                 001-05424             58-0218548
--------------------------------- ---------------- ---------------------------
  (State or other jurisdiction      (Commission          (IRS Employer
       of incorporation)            File Number)      Identification No.)


                   P.O. Box 20706, Atlanta, Georgia 30320-6001
                   -------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (404) 715-2600
                                                           --------------

                  Registrant's Web site address: www.delta.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Delta Air Lines, Inc. (Delta) today issued a press release reporting financial results for the quarter and full year ended December 31, 2004. The press release is furnished as Exhibit 99.1. The information furnished in this Form 8-K shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission.

ITEM 7.01     REGULATION FD DISCLOSURE.

Delta also will be providing supplemental data for the December 2004 quarter to certain analysts. The supplemental data is furnished as Exhibit 99.2. The information furnished in this Form 8-K shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

         Exhibit 99.1 Press Release dated January 20, 2005 titled "Delta Air Lines Reports Results for December 2004 Quarter and Full Year"

         Exhibit 99.2 Supplemental Information dated January 20, 2005 titled "Supplemental December 2004 Quarter Data"




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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           DELTA AIR LINES, INC.



                                           By:  /s/ Edward H. Bastian
                                                -------------------------------
                                                Edward H. Bastian
                                                Senior Vice President - Finance
                                                and Controller

Date: January 20, 2005
























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                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

Exhibit 99.1 Press Release dated January 20, 2005 titled "Delta Air Lines Reports Results for December 2004 Quarter and Full Year"

Exhibit 99.2 Supplemental Information dated January 20, 2005 titled "Supplemental December 2004 Quarter Data"



































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